CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Loss Contingency [Abstract]
CONTINGENCIES	. CONTINGENCIES

The Company was named as defendants in a putative securities class action filed in federal court in December 2022. Plaintiffs purportedly brought the case on behalf of a class of persons who purchased the Company’s ADSs between March 5, 2021 and July 23, 2021, and alleged that the Company’s public filings contained misstatements and omissions in violation of the U.S. Securities Exchange Act of 1934. The Group believes the claim made by the plaintiff is without merit, and the Group intends to defend vigorously in the cases. As the case is still in its preliminary stage, although the outcome of litigation is inherently uncertain, the Group does not believe the possibility of loss is probable. The Group is unable to estimate a range of loss, if any, that could result if there would be an adverse final decision, and the Group has not accrued a liability for the matter.